Date:  March 25, 1999
                                                             Page 1 of 1

                               LEASE RIDER

Rider 990325 To Master Lease Agreement No. 960221, dated February 21, 1996, (Master Lease), between TELTRONICS, INC., as Lessee, and SUNSHORE LEASING CORP., as Lessor (Lease Rider).

DESCRIPTION OF EQUIPMENT

(1) Model AR-5720ZVL Amistar Corporation Chip Mounter, s/n# 12542 and (1) DEK USA, Inc. Model DEK260PT Screen Printer, s/n# 171237, more fully described on the attached Schedule "A", including all parts, accessories and attachments.

Total Equipment Cost:                                   $128,839.14

(Any applicable state and local sales/use taxes will be billed separately. Shipping and/or installation charges, if applicable, will be invoiced separately.)

EQUIPMENT LOCATION:      2150 Whitfield Industrial Way, Sarasota, FL 34243

INITIAL LEASE RIDER TERM

Three (3) years, from and after the date the Equipment is installed by the manufacturer and accepted by Lessee. (Such date is the Commencement Date under the Master Lease, for purposes of Equipment covered by this Lease Rider.)

PAYMENT OF RENT

$4,157.25 per month for Thirty-Six (36) consecutive months, commencing on the Commencement Date.

ADDITIONAL PROVISIONS AND OPTIONS RELATING TO RETURN, RENEWAL AND PURCHASE

All other terms and conditions of Section 8, Return of Equipment of the Master Lease notwithstanding, Lessee shall have additional options at the expiration of the initial Lease Rider Term. For the purpose of these additional options, Equipment is defined as the equipment hereunder and any additional equipment added to this Lease Rider by Means of Addenda or Supplements hereto. These options are to:

     (1) Renew the Lease Rider at $1,145.00 per month for twelve (12) months: or

     (2) Purchase all of the equipment at its then Fair market value, not to exceed ten percent (10%) of the original equipment cost.


LESSEE:                                LESSOR:
TELTRONICS, INC.                       SUNSHORE LEASING CORP.
2150 Whitfield Industrial Way          240 N. Washington Blvd., Suite 420
Sarasota, FL 34243                     Sarasota, FL 34236

Mark E. Scott, VP Finance              Norman J. de Lapouyade, President
-----------------------------          ----------------------------------
Name of Authorized Signer and Title    Name of Authorized Signer and Title

Mark E. Scott                          Norman J. de Lapouyade, President

                          SCHEDULE "A"

DEK USA, INC.:

     (1)     DEK 260PT SCREEN PRINTER, S/N# 171237

AMISTAR CORPORATION:

     (1)     AR-5720ZVL CHIP MOUNTER S/N# 12542
     (1)     AR-530106 INPUT BUFFER STOP
     (34)    AR-PF-T84C SLIM LANE TAPE F.4MM PITCH
     (4)     AR-PF-N12 12 MM TAPE FEEDER
     (1)     AR-300-1 SOIC/, SKI SLOPE, 8 LANES
     (1)     AR-300-5 SOLIC/SKI SLOPE, 5 LANES
     (3)     AR-413854 BIT (B13)
     (2)     AR-409483 QUILL, B3
     (2)     AR-409505 QUILL, B7
     (3)     AR-407996 POSITIONER, (NS)
     (2)     AR-407581 POSITIONER, MEDIUM
     (2)     AR-407582 OBSOLETE R/B R40208
     (2)     AR-412185 NOZZLE G5
     (2)     AR-412186 NOZZLE G6
     (2)     AR-       NOZZLE
     (2)     AR-       NOZZLE G70
     (2)     AR-142197 NOZZLE G71
     (3)     AR-PF-T84C SLIM LANE TAPE F.4MM PITCH
     (2)     AR-PF-24E 24MM TAPE FEEDER